UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

RUDOLPH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27965	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rudolph Road, PO Box 1000, Flanders, New Jersey 07836

(Address of principal executive offices)

(973) 691-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

On February 15, 2006, Rudolph Technologies, Inc., a Delaware corporation (“Rudolph”), completed its business combination with August Technology Corporation, a Minnesota corporation (“August Technology”), pursuant to the terms of the Agreement and Plan of Merger, dated as of June 27, 2005, as amended on December 8, 2005 (the “Merger Agreement”), by and among Rudolph, NS Merger Sub, Inc., a Minnesota corporation and wholly owned subsidiary of Rudolph (“Merger Sub”), and August Technology.

Pursuant to the Merger Agreement, August Technology was merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation. Upon completion of the Merger, each share of August Technology common stock was canceled and converted into the right to receive either $10.50 in cash or 0.7625 of a share of common stock, par value $0.001 per share, of Rudolph (“Rudolph common stock”), or a combination of cash and Rudolph common stock, subject to the proration and allocation procedures set forth in the Merger Agreement, the results of which Rudolph will announce following completion of those computations.

The description of the Merger Agreement above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein.

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the completion of the Merger, the Rudolph Board of Directors was increased from eight (8) members to ten (10) members. Pursuant to the terms of the Merger Agreement, Messrs. Jeff L. O’Dell and Michael W. Wright were appointed to fill the two newly created vacancies on Rudolph’s Board of Directors, effective as of the completion of the Merger. Messrs. O’Dell’s and Wright’s terms as Class III members of the Rudolph Board of Directors will expire at the 2008 Annual Meeting of Stockholders of Rudolph or their earlier death, resignation or removal. As of the date hereof, the Rudolph Board of Directors has not determined on which committees of the Board of Directors Messrs. O’Dell or Wright will serve.

Messrs. O’Dell and Wright were previously shareholders of August Technology, and received in the Merger, in exchange for their shares of August Technology common stock, cash and shares of Rudolph common stock. As directors of Rudolph, Messrs. O’Dell and Wright will be entitled to receive the same compensation as other non-employee directors of Rudolph.

ITEM 5.03.	Amendment to Articles of Incorporation or Bylaws.

The Restated Bylaws of Rudolph were amended effective upon completion of the Merger to provide that Rudolph’s Board of Directors will consist of such number of members as the Rudolph Board of Directors may determine from time to time, but in no event less than three (3) members. The Amendment to Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01.	Other Events.

On February 15, 2006, Rudolph issued a press release announcing that Rudolph stockholders approved the issuance of shares of Rudolph common stock in connection with the Merger, August Technology shareholders approved the Merger and the Merger was completed. A copy of the press release dated February 15, 2006 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2005, by and among Rudolph Technologies, Inc., NS Merger Sub, Inc. and August Technology Corporation (incorporated by reference to Exhibit 99.2 to Rudolph’s Schedule 13D filed with the Securities and Exchange Commission on July 7, 2005).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 8, 2005, by and among Rudolph Technologies, Inc., NS Merger Sub, Inc. and August Technology Corporation (incorporated by reference to Exhibit 2.1 to Rudolph’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2005).

3.1	Amendment to Restated Bylaws of Rudolph Technologies, Inc., effective as of February 15, 2006.

99.1	Press Release, dated February 15, 2006, issued by Rudolph Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDOLPH TECHNOLOGIES, INC.

By	/s/ Steven R. Roth
Steven R. Roth
Senior Vice President and Chief Financial Officer

Dated: February 15, 2006

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2005, by and among Rudolph Technologies, Inc., NS Merger Sub, Inc. and August Technology Corporation (incorporated by reference to Exhibit 99.2 to Rudolph’s Schedule 13D filed with the Securities and Exchange Commission on July 7, 2005).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 8, 2005, by and among Rudolph Technologies, Inc., NS Merger Sub, Inc. and August Technology Corporation (incorporated by reference to Exhibit 2.1 to Rudolph’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2005).

3.1	Amendment to Restated Bylaws of Rudolph Technologies, Inc., effective as of February 15, 2006.

99.1	Press Release, dated February 15, 2006, issued by Rudolph Technologies, Inc.